TRUST FOR CREDIT UNIONS

Short Duration Portfolio
TCU Shares (TCUDX)
Investor Shares (TCUEX)

Supplement dated March 10, 2023 to the Prospectus
and Statement of Additional Information, each dated December 31, 2022

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

On March 8, 2023, the Board of Trustees of Trust for Credit Unions (the “Board”) approved a plan of liquidation and termination for the Short Duration Portfolio (the “Portfolio”).  Effective March 17, 2023, the Portfolio will discontinue accepting orders for the purchase of Portfolio shares.

On or about May 9, 2023 (the “Liquidation Date”), the Portfolio will be liquidated by distributing to investors holding shares of the Portfolio on the Liquidation Date their pro rata share of the proceeds in cash and all of the outstanding shares of the Portfolio will be redeemed.  Absent other instructions, the cash proceeds will be distributed by wire to the credit union, corporate credit union or other domestic depository institution designated on your Account Information Form. The Portfolio is in the process of liquidating securities and the Portfolio may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash.  As disclosed in the Prospectus, the Portfolio is permitted to depart from its principal investment strategy by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities.  During this time, the Portfolio may not achieve its investment objective.

Until the Liquidation Date, investors may redeem their shares in the manner set forth in the Portfolio’s current Prospectus.

If state and federally chartered credit unions meet all requirements of Section 501(c)(14)(A) of the Internal Revenue Code of 1986, as amended, and all rules and regulations thereunder, they will be exempt from federal income taxation on either a redemption or on receipt of a liquidating distribution.

Please retain this Supplement for future reference.